Rule 497(e)

File Nos. 333-289838 and 811-24117

CORGI ETF TRUST I

(the “Trust”)

Corgi Mag 7 ETF (CMAG)

(the “Fund”)

Supplement dated August 17, 2026

to the Prospectus and Statement of Additional Information (“SAI”), each dated April 30, 2026, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This supplement updates certain information in the Prospectus and SAI for the above-referenced Fund. You should read this supplement in conjunction with the Prospectus and SAI and retain it for future reference.

1.  Change to the Fund’s 80% Investment Policy

The Board of Trustees of the Trust has approved a change to the Fund’s non-fundamental 80% investment policy, which was adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended. In accordance with Rule 35d-1 and the Fund’s policy, the Fund is providing shareholders with at least 60 days’ prior notice of the change. The change will become effective on or around October 15, 2026, which is on or around 60 days after the date of this supplement (the “Effective Date”).

Effective on the Effective Date, the first sentence under “Principal Investment Strategies” in the “FUND SUMMARY – Corgi Mag 7 ETF” section of the Prospectus:

“The Fund is an exchange-traded fund (“ETF”) that seeks to meet its objective by having Corgi Strategies, LLC (the “Adviser”) actively manage the Fund and, under ordinary market conditions, invest at least 80% of its net assets (plus any borrowings for investment purposes) in a market capitalization-weighted portfolio of U.S.-listed equity securities of the seven mega-capitalization technology and technology-enabled companies commonly referred to as the “Magnificent Seven” (the “Magnificent Seven Companies”).”

is deleted in its entirety and replaced with the following:

“The Fund is an exchange-traded fund (“ETF”) that seeks to meet its objective by having Corgi Strategies, LLC (the “Adviser”) actively manage the Fund and, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in financial instruments and other investments that provide exposure to, or in combination have economic characteristics similar or equivalent to those of, the seven mega-capitalization technology and technology-enabled companies commonly referred to as the “Magnificent Seven” (the “Magnificent Seven Companies”).”

Corresponding changes are made, effective on the Effective Date, to the description of the Fund’s 80% investment policy in the “ADDITIONAL INFORMATION ABOUT THE FUNDS” section of the Prospectus as it relates to the Fund.

2.  Summary of the Changes

The revised 80% investment policy differs from the current 80% investment policy in the following respects:

•  In addition to direct investments in the equity securities of the Magnificent Seven Companies, the 80% basket will include financial instruments and other investments — including total return swap agreements and forward contracts — that provide exposure to, or in combination have economic characteristics similar or equivalent to those of, the Magnificent Seven Companies.

•  The policy will be measured against 80% of the Fund’s assets (plus borrowings for investment purposes), rather than 80% of the Fund’s net assets (plus any borrowings for investment purposes).

•  The policy will apply “under normal circumstances” rather than “under ordinary market conditions.”

•  The policy will no longer state that the 80% basket consists of a market capitalization-weighted portfolio of U.S.-listed equity securities. The Fund will continue to weight its exposure to the Magnificent Seven Companies primarily based on each company’s relative free-float market capitalization, as described in the Prospectus.

The Fund’s investment objective, the definition of the “Magnificent Seven Companies,” the Fund’s unitary management fee, and the Fund’s portfolio management team are not changing. The manner in which derivatives positions are valued for purposes of the 80% investment policy (based on the derivatives’ market values or notional amounts, as applicable) is not changing. The Fund will continue to provide shareholders with at least 60 days’ prior notice of any future change to its 80% investment policy.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS AND SAI FOR FUTURE REFERENCE.